EXHIBIT 10(a)
NASD REGULATION An NASD Company June 12, 2001 Ms. Debbie Potash - Turner SunAmerica Capital Services, Inc. 733 Third Avenue, 3rd Floor New York, New York 10017-3204

Re:	Subordinated Loan Agreement
Extension of Maturity Date
Type:	Equity
Control #:	10-E-SLA-10749
Lender:	SunAmerica Inc.
Current Maturity Date:	June 30, 2002

Dear Ms. Potash - Turner:

The amendment extending the maturity date of the above referenced agreement from June 30, 2002 to June 30, 2003 is accepted by the National Association of Securities Dealers, Inc.

It is important to note that the limitations required by paragraph V, which covers Permissive Prepayments, will run from the effective date of the original agreement, not from the date of this amendment.

If you have any questions regarding this Agreement or our acceptance thereof, please contact this office.

Very truly yours,

/s/ Gerald Dougherty

Gerald Dougherty
Assistant Director

GD: jr

Cc: Patricia MacGeorge

NASD Regulation, Inc.  District 10, One Liberty Plaza,  New York, NY 10006  212 858 4000

NASD
SUBORDINATED AGREEMENT
AMENDMENT EXTENDING MATURITY DATE

SL-A

AGREEMENT BETWEEN:

Lender: SunAmerica Inc.

1 SunAmerica Center, 1999 Avenue of the Stars, 38th Floor
(Street Address)

Los Angeles                  California                90067-6002
(City)                         (State)                      (Zip)

AND

Broker-Dealer: SunAmerica Capital Services, Inc.

733 Third Avenue, 3rd Floor
(Street Address)

New York                 New York                    10017
   (City)                        (State)                       (Zip)

NASD ID Number: 13158
DATE FILED: May 21, 2001

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SUBORDINATED LOAN AGREEMENT
AMENDMENT EXTENDING THE MATURITY DATE

          This Amendment No. 2 of that certain NASD Subordinated Loan Agreement for Equity Capital SL-5 by and between SunAmerica Inc. (the "Lender") and SunAmerica Capital Services, Inc. (the "Broker-Dealer") effective as of May 28, 1998 ("Subordinated Loan Agreement") and amendment thereto dated as of May 22, 2000 ("Amendment No. 1") is dated as of April 30, 2001 ("Amendment No. 2").

          In consideration of the sum of $3,500,000 (the unpaid principal amount) and subject to the terms and conditions set forth in the Subordinated Loan Agreement approved by the National Association of Securities Dealers, Inc. ("NASD"), as amended by Amendment No. 1, scheduled to mature on June 30, 2002 bearing  Loan Number 10-E-SLA-10749, the Broker-Dealer and the Lender agree to extend the maturity date until July 30, 2003. This Amendment No. 2 shall not become effective unless and until the NASD has found Amendment No. 2 acceptable.

          The interest rate set forth in the Subordinated Loan Agreement, as amended by Amendment No. 1, is changed from 9.5% to 7.5% per annum effective as of July 1, 2002.

(The signature page follows.)

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IN WITNESS WHEREOF the parties have set their hands and seal this 30th day of April, 2001.

BROKER-DEALER:                                                                                           SUNAMERICA CAPITAL SERVICES, INC.

[Seal]

                                                                                                                              By: /s/ Debbie Potash Turner
                                                                                                                                     Name: Debbie Potash Turner
                                                                                                                                     Title: Chief Financial Officer

LENDER:                                                                                                              SUNAMERICA INC.

[Seal]

                                                                                                                               By: /s/ James R. Belardi
                                                                                                                                      Name: James R. Belardi
                                                                                                                                      Title: Executive Vice President

                                                                                               FOR NASD USE ONLY

                                                                                              ACCEPTED BY:      /s/ Gerald Dougherty
                                                                                                                                              (Name)

                                                                                                                                Assistant Director
                                                                                                                                              (Title)

                                                                                               EFFECTIVE DATE:  JUN 30 2002

                                                                                               LOAN NUMBER:  10-E-SLA-10749

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SUBORDINATED LOAN AGREEMENT
LENDER'S ATTESTATION

              It is recommended that you discuss the merits of this investment with an attorney, accountant or some other person who has knowledge and experience in financial and business matters prior to executing this Agreement.

1.	I have received and reviewed a copy of Appendix D of 17 CFR 240.15c3-l, and am familiar with its provisions.
2.	I am aware that the funds or securities subject to this Agreement are not covered by the Securities Investor Protection Act of 1970.
3.	I understand that I will be furnished financial statements pursuant to SEC Rule 17a-5(c).
4.	On the date this Agreement was entered into, the broker-dealer carried funds or securities for my account. (State Yes or No): No.
5.	Lender's business relationship to the broker-dealer is: Lender is an intermediate holding company of Broker-Dealer and continuously monitors fiscal status and reports of Broker-Dealer.
6.	If the partner or stockholder is not actively engaged in the business of the broker-dealer, acknowledge receipt of the following:
a.	Certified audit and accountant's certificate dated ___________.
b.

Disclosure of financial and/or operational problems since the last  certified audit which required reporting pursuant to SEC Rule 17a-11.  (If no such reporting was required, state "none") _______________________.

c.	Balance sheet and statement of ownership equity dated _____________.
d.	Most recent computation of net capital and aggregate indebtedness or aggregate debit items dated ______________ reflecting a net capital of $___________ and ratio of ___________.
e.	Debt/equity as of _____________ of ____________.

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f.	Other disclosures: ______________________ .

Dated: April 30, 2001 SUNAMERICA INC. (Lender) [Seal] By: /s/ James R. Belardi Name: James R. Belardi Title: Executive Vice President

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OFFICER'S CERTIFICATE

           I, James R. Belardi, Executive Vice President of SunAmerica Inc., a Delaware corporation (this "Corporation"), do hereby certify that the $3,500,000 subordinated loan made by this Corporation to SunAmerica Capital Services, Inc., amended to mature on June 30, 2003, does not cause the aggregate principal amount of all outstanding loans made by this Corporation to its broker-dealer subsidiaries to exceed $75 million.

Dated: April 30, 2001                                                                                           /s/ James R. Belardi
                                                                                                                               James R. Belardi, Executive Vice President
                        [Seal]

SUNAMERICA INC.

CERTIFICATE OF ASSISTANT SECRETARY

     I, the undersigned, the duly elected, qualified and acting Assistant Secretary of SunAmerica Inc., a Delaware corporation (the "Corporation"), do hereby certify that the following resolutions were adopted by unanimous written consent by the Executive Committee of the Board of Directors of the Corporation on the 7th day of May 2001, and that said resolutions are in full force and effect as of the date hereof:

Blanket Authorization of Subordinated Loan Agreements for Equity Capital

          WHEREAS, this Corporation, from time to time, reviews the net capital infusion needs of its wholly-owned broker-dealer subsidiaries, registered with the Securities and Exchange Commission and members of the National Association of Securities Dealers, Inc., which include, but not limited to, SunAmerica Capital Services, Inc., Advantage Capital Corporation, SunAmerica Securities, Inc., Royal Alliance Associates, Inc., Sentra Securities Corporation, Spelman & Co., Inc. and FSC Securities Corporation, and in conjunction with such review intends to provide subordinated loans to such subsidiaries pursuant to Subordinated Loan Agreements for Equity Capital;

          WHEREAS, it is in the best interests of this Corporation to provide blanket authorization for such subordinated loan transactions, which authorization shall supercede any prior authorization;

          NOW, THEREFORE, BE IT RESOLVED that the Chairman, any Vice Chairman, any Executive Vice President, or the Treasurer (the "Designated Officers"), acting alone, be, and each hereby is authorized to effect subordinated loans to the wholly-owned broker-dealer subsidiaries of the Corporation, in an aggregate principal amount not to exceed Seventy-five Million Dollars ($75,000,000), and such authority shall supercede any prior authorization; and to make, execute and deliver such loan agreements and other documents evidencing such loans, including any Subordinated Loan Agreement for Equity Capital, as deemed necessary or appropriate;

          RESOLVED FURTHER that each of the Designated Officers are hereby authorized to make such changes in the terms and conditions of such Subordinated Loan Agreements as may be necessary to conform to the requirements of Title 17 CFR §240.15c 3-1d and the rules of the National Association of Securities Dealers; and

          RESOLVED FURTHER that the Executive Committee hereby ratifies any and all action that may have been taken by the officers of this Corporation in connection with the foregoing resolutions and authorizes the officers of this Corporation to take any and all such further actions as may be deemed appropriate to reflect these resolutions and to carry out their tenor, effect and intent.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate and affixed the seal of the Corporation this 7th day of May, 2001.

                                                                                                              /s/ Lawrence M. Goldman
                                                                                                              Lawrence M. Goldman
                                                                                                              Assistant Secretary

(Corporate Seal)